MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
Class A, B-1, B-2 and C Notes, Series 1998-1

1. This Certificate relates to the Distribution Date occurring on	September 17, 2001

2. Series 1998-1 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$13,973,187.26

(b) The amount of Available Funds with respect to the Collection Period was equal to	$13,973,187.26

(c) The Liquidated Receivables for the Collection Period was equal to	$2,208,841.36

(d) Net Liquidation Proceeds for the Collection Period was equal to	$510,064.28
(i) The annualized net default rate	9.799170%

(e) The principal balance of Series 1998-1 Receivables at the beginning
of the Collection Period was equal to	$214,140,114.33

(f) The principal balance of Series 1998-1 Receivables on the last day
of the Collection Period was equal to	$201,922,164.66

(g) The aggregate outstanding balance of the Series 1998-1 Receivables which were one payment delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$17,976,000.00

(h) The aggregate outstanding balance of the Series 1998-1 Receivables which were two payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$5,323,000.00

(i) The aggregate outstanding balance of the Series 1998-1 Receivables which were three or more payments delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$3,708,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$535,350.29

(k) The Principal Distributable Amount for the Distribution Date was equal to	$10,537,981.59

(l) The Principal Amount Available for the Distribution Date was equal to	$13,113,667.66

(m) The Aggregate Note Principal Balance was equal to	$201,246,343.86

(n) The Aggregate Optimal Note Balance was equal to	$190,708,362.27

(o) The Targeted Credit Enhancement Amount was equal to	$27,764,297.64

(p) The Targeted Reserve Account Balance was equal to	$16,550,495.25

(q) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	13.750000%

(r) The Reserve Account Deposit Amount for the Distribution Date	$0.00

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$895,717.99

(t) The Reserve Account Shortfall for the Distribution Date	$0.00

(u) The amount on deposit in the Reserve Account after distributions was equal to	$16,550,495.25

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	8.196473%

(w) The Targeted Overcollateralization Amount was equal to	$11,213,802.39

(x) The ending overcollateralization was equal to	$11,213,802.39

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	5.553527%

(z) The notional amount of the Interest Rate Cap was equal to	$109,521,073.65

(aa) Payments received under the Interest Rate Cap were equal to	$0.00

(ab) Libor Rate used in determining payments received under the Interest Rate Cap was
equal to	3.620000%

(ac) The Weighed Average Coupon (WAC) was equal to	19.343000%

(ad) The Weighed Average Remaining Maturity (WAM) was equal to	26

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
B. Calculation of Class A-1 Interest	0.000000%
1. Class A-1 related Note Rate	5.330000%
2. Class A-1 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	31

5. Class A-1 interest due	$0.00
6. Class A-1 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$0.00
2. Class A-1 principal - amount due	$0.00
3. Class A-1 principal - amount paid	$0.00
4. Class A-1 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	63.696473%

(b) Class A-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$0.00
2. Principal distribution per $1,000	$0.00
3. Interest distribution per $1,000	$0.00

B. Calculation of Class A-2 Interest
1. Class A-2 related Note Rate	5.5140000%
2. Class A-2 principal balance - beginning of period	$0.00
3. Accrual convention	Actual/360
4. Days in Interest Period	31

5. Class A-2 interest due	$0.00
6. Class A-2 interest paid	$0.00
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$0.00
2. Class A-2 principal - amount due	$0.00
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$0.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	0.000000%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	63.696473%

(c) Class A-3
A. Information Regarding Distributions
1. Total distribution per $1,000	$37.80
2. Principal distribution per $1,000	$37.09
3. Interest distribution per $1,000	$0.70

B. Calculation of Class A-3 Interest
1. Calculation of Class A-3 Note Rate
(a) Libor	3.620000%
(b) Spread	0.450000%
(c) Class A-3 related Note Rate	4.070000%

2. Class A-3 principal balance - beginning of period	$28,689,073.65
3. Accrual convention	Actual/360
4. Days in Interest Period	31

5. Class A-3 interest due	$100,547.23
6. Class A-3 interest paid	$100,547.23
7. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
8. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$28,689,073.65
2. Class A-3 principal - amount due	$5,304,516.86
3. Class A-3 principal - amount paid	$5,304,516.86
4. Class A-3 principal balance - end of period	$23,384,556.79
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	11.580976%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	63.696473%

(d) Class A-4
A. Information Regarding Distributions
1. Total distribution per $1,000	$3.54778
2. Principal distribution per $1,000	$0.00000
3. Interest distribution per $1,000	$3.54778

B. Calculation of Class A-4 Interest
1. Calculation of Class A-4 related Note Rate
(a) Libor	3.620000%
(b) Spread	0.500000%
(c) Class A-4 related Note Rate	4.120000%

2. Class A-4 principal balance - beginning of period	$80,832,000.00
3. Accrual convention	Actual/360
4. Days in Interest Period	31

5. Class A-4 interest due	$286,773.97
6. Class A-4 interest paid	$286,773.97
7. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
8. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$80,832,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$80,832,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	40.031267%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	63.696473%

(e) Class A-5
A. Information Regarding Distributions
1. Total distribution per $1,000	$15.98284
2. Principal distribution per $1,000	$14.76445
3. Interest distribution per $1,000	$1.21838

B. Calculation of Class A-5 Interest
1. Class A-5 related Note Rate	5.650000%
2. Class A-5 principal balance - beginning of period	$25,877,185.05
3. Accrual convention	30/360
4. Days in Interest Period	31

4. Class A-5 interest due	$121,838.41
5. Class A-5 interest paid	$121,838.41
7. Class A Interest Carryover Shortfall with respect to Class A-5	$0.00
8. Class A-5 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-5 principal balance
1. Class A-5 principal balance - beginning of period	$25,877,185.05
2. Class A-5 principal - amount due	$1,476,445.20
3. Class A-5 principal - amount paid	$1,476,445.20
4. Class A-5 principal balance - end of period	$24,400,739.85
5. Class A-5 Principal Carryover Shortfall	$0.00
6. Class A-5 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-5 Notes as a percentage of the Pool Balance on the Distribution Date	12.084231%
8. Total Class A Notes as a percentage of the Pool Balance on the Distribution Date	63.696473%

(f) Class B-1
A. Information Regarding Distributions
1. Total distribution per $1,000	$16.12300
2. Principal distribution per $1,000	$14.76445
3. Interest distribution per $1,000	$1.35855

B. Calculation of Class B-1 Interest
1. Class B-1 related Note Rate	6.300000%
2. Class B-1 principal balance - beginning of period	$25,696,813.72
3. Accrual convention	30/360
4. Days in Interest Period	31

4. Class B-1 interest due	$134,908.27
5. Class B-1 interest paid	$134,908.27
6. Class B-1 Interest Carryover Shortfall	$0.00
7. Class B-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class B-1 principal balance
1. Class B-1 principal balance - beginning of period	$25,696,813.72
2. Class B-1 principal - amount due	$1,466,153.96
3. Class B-1 principal - amount paid	$1,466,153.96
4. Class B-1 principal balance - end of period	$24,230,659.76
5. Class B-1 Principal Carryover Shortfall	$0.00
6. Class B-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class B-1 Notes as a percentage of the Pool Balance on the Distribution Date	12.000000%
8. Class A and B-1 Notes as a percentage of the Pool Balance on the Distribution Date	75.696473%

(g) Class B-2
A. Information Regarding Distributions
1. Total distribution per $1,000	$16.14454
2. Principal distribution per $1,000	$14.76442
3. Interest distribution per $1,000	$1.38011

B. Calculation of Class B-2 Interest
1. Class B-2 related Note Rate	6.400000%
2. Class B-2 principal balance - beginning of period	$24,411,973.04
3. Accrual convention	30/360
4. Days in Interest Period	31

4. Class B-2 interest due	$130,197.19
5. Class B-2 interest paid	$130,197.19
6. Class B-2 Interest Carryover Shortfall	$0.00
7. Class B-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class B-2 principal balance
1. Class B-2 principal balance - beginning of period	$24,411,973.04
2. Class B-2 principal - amount due	$1,392,846.27
3. Class B-2 principal - amount paid	$1,392,846.27
4. Class B-2 principal balance - end of period	$23,019,126.77
5. Class B-2 Principal Carryover Shortfall	$0.00
6. Class B-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class B-2 Notes as a percentage of the Pool Balance on the Distribution Date	11.400000%
8. Class A and B Notes as a percentage of the Pool Balance on the Distribution Date	87.096473%

(h) Class C
A. Information Regarding Distributions
1. Total distribution per $1,000	$16.16615
2. Principal distribution per $1,000	$14.76447
3. Interest distribution per $1,000	$1.40168

B. Calculation of Class C Interest
1. Class C related Note Rate	6.500000%
2. Class C principal balance - beginning of period	$15,739,298.40
3. Accrual convention	30/360
4. Days in Interest Period	31

4. Class C interest due	$85,254.53
5. Class C interest paid	$85,254.53
6. Class C Interest Carryover Shortfall	$0.00
7. Class C unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class C principal balance
1. Class C principal balance - beginning of period	$15,739,298.40
2. Class C principal - amount due	$898,019.30
3. Class C principal - amount paid	$898,019.30
4. Class C principal balance - end of period	$14,841,279.10
5. Class C Principal Carryover Shortfall	$0.00
6. Class C unpaid principal with respect to the Distribution Date	$0.00
7. Class C Notes as a percentage of the Pool Balance on the Distribution Date	7.350000%
8. Class A, B and C Notes as a percentage of the Pool Balance on the Distribution Date	94.446473%